Securities, 424I - Securities, 424I: 1	Apr. 01, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 5,811,508,758.00
Aggregate Redeemed or Repurchased, FY	6,636,169,680.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	(824,660,922.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00